                                                                     Exhibit 4.4

NUMBER                                                                                                              SHARES
NXTA


                                                                               [LOGO]
    THE RIGHTS, PREFERENCES AND                                     NEXTLINK COMMUNICATIONS, INC.
LIMITATIONS OF THE CLASS A COMMON
STOCK REPRESENTED BY THIS CERTIFICATE                     INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON
ARE DETERMINED BY THE ARTICLES OF
INCORPORATION ESTABLISHING THE RIGHTS,                        CLASS A COMMON STOCK, PAR VALUE $.02 PER SHARE
PREFERENCES AND LIMITATIONS OF THIS
CLASS OF SHARES, WHICH WAS APPROVED                                                    SEE REVERSE FOR CERTAIN DEFINITIONS
BY THE BOARD OF DIRECTORS OF THE
CORPORATION AND FILED WITH THE                                                                           CUSIP 65333H 70 7
SECREARY OF STATE OF THE STATE OF
WASHINGTON.  A COPY OF THE ARTICLES OF
INCORPORATION IS AVAILABLE FROM THE
CORPORATION WITHOUT CHARGE TO SHAREHOLDERS
UPON WRITTEN REQUEST.




          ----------------------------------------------------------------------------------------------
          THIS IS TO CERTIFY THAT



          is the owner of
          ----------------------------------------------------------------------------------------------
          FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR VALUE $.02 PER SHARE, OF

                                         NEXTLINK COMMUNICATIONS, INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and all amendments thereto to all of which the holder by the acceptance hereof assents.  This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile signatures of its duly authorized officers.

Dated                                                                              COUNTERSIGNED AND REGISTERED:

                   SECRETARY           VICE PRESIDENT                              AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                   TRANSFER AGENT AND REGISTRAR



                                                                                   AUTHORIZED SIGNATURE
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

                            NEXTLINK COMMUNICATIONS, INC.

    The Corporation will furnish to any shareholder, upon written request and without charge, a full statement of the designations, relative rights, preferences and limitations applicable to the Class A Common Stock, the Class B
Common Stock, the Preferred Stock and any series of Preferred Stock, and the authority of the Board of Directors to determine variations for future series of Preferred Stock,

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                   UNIF GIFT MIN ACT --.................Custodian..............
TEN ENT - as tenants by the entireties                                    (Cust)                  (Minor)
JT TEN - as joint tenants with right of                         Under Uniform Gifts to Minors
survivorship and not as tenants in common        Act.......................................
                                                                  (State)


       Additional abbreviations may also be used though not in the above list.

    For Value Received,_______________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                        Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
    -------------------------

                                       X
                                        ---------------------------------------

                                       X
                                        ---------------------------------------


    THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OF ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 7Ad-15.